Exhibit 10(l)(xi)

[*****] Indicates omitted information. This redacted information has been excluded because it is both (i) not material and (ii) of the type that the registrant treats as private and confidential.

THIS AMENDMENT NO. 2 TO MASTER FRAMEWORK AGREEMENT (this “Amendment”) is dated December _16__, 2024 and made among ARROW EMEA FUNDING CORP B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, as the SPV (the “SPV”), BNP PARIBAS (“BNPP”), a société anonyme incorporated under the laws of France, as the Administrative Agent (in such capacity, the “Administrative Agent”), as Purchaser Agent for the BNP Purchaser Group (in such capacity, the “BNPP Purchaser Agent”) and as a Committed Purchaser, MATCHPOINT FINANCE PLC, a public limited company incorporated under the laws of Ireland, as a Conduit Purchaser (“Matchpoint”), ING BELGIUM S.A./N.V., a public limited liability company (société anonyme/naamloze vennootschap) organised under the laws of Belgium, as Purchaser Agent for the ING Purchaser Group (the “ING Purchaser Agent”), MONT BLANC CAPITAL CORP, a corporation organised under the laws of the State of Delaware, as a Committed Purchaser and as a Conduit Purchaser (“Mont Blanc”), ARROW ELECTRONICS (UK) LIMITED, a limited liability company incorporated under the laws of England and Wales, as an Agent Servicer, an SPV Servicer and an Originator (“Arrow UK”), ARROW CENTRAL EUROPE GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, as an Agent Servicer, an SPV Servicer and an Originator (“Arrow Germany”), ARROW ELECTRONICS, INC., a corporation organised under the laws of the State of New York, as the Parent (the “Parent”), U.S. BANK TRUSTEES LIMITED, a limited liability company incorporated under the laws of England and Wales, as the Security Trustee and mandatario con rappresentanza pursuant to and for the purposes of Italian law (the “Security Trustee”), and U.S. BANK EUROPE DAC (F/K/A ELAVON FINANCIAL SERVICES DAC), a designated activity company registered in Ireland, as the Paying Agent (the “Paying Agent”). Each Person above shall be a “Party” and together shall be the “Parties”.

WITNESSETH

WHEREAS, the SPV, the Administrative Agent, the BNPP Purchaser Agent, Matchpoint, the ING Purchaser Agent, Mont Blanc, Arrow UK, Arrow Germany, the Parent, the Security Trustee and the Paying Agent, among others, have entered into that certain Master Framework Agreement, dated as of January 27, 2020 (as amended from time to time up to the date of this Amendment, the “Master Framework Agreement”);

WHEREAS, the SPV, the Administrative Agent, the BNPP Purchaser Agent, Matchpoint, the ING Purchaser Agent, Mont Blanc, Arrow UK, Arrow Germany, the Parent, the Security Trustee and the Paying Agent desire to amend the Master Framework Agreement as provided herein;

NOW THEREFORE, the Parties agree as follows.

THIS DEED WITNESSES that:

1.	Definitions and interpretation
1.1	Terms defined in the Master Framework Agreement

Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Master Framework Agreement.

1.2	Interpretation

The principles of interpretation set out in Clause 2.2 (Interpretation) of the Master Framework Agreement apply to this Amendment, mutatis mutandis, as if fully set forth herein.

2.	AmendmentS TO THE Master framework agreement

The Parties hereby agree that with effect from the Effective Date, the Master Framework Agreement is amended as follows:

2.1	The definition of “Commitment Termination Date” in Clause 2.1 (Defined terms) of the Master Framework Agreement is hereby amended and restated in its entirety as follows:

“Commitment Termination Date" means December 15, 2027, or such later date to which the Commitment Termination Date may be extended in writing (which may be by email) by the SPV (or the Servicers on its behalf), the Administrative Agent and any or all of the Committed Purchasers (in their sole discretion).  Each Purchaser Agent shall use commercially reasonable efforts to notify the SPV (or the Servicers on its behalf) in writing (including by email) ninety (90) days prior to the current Commitment Termination Date (but in any event no later than sixty (60) days prior to the current Commitment Termination Date) if the Committed Purchasers in its Purchaser Group intend to renew their Commitments. The SPV (or the Servicers on its behalf) shall notify all other Arrow Parties, the Security Trustee and the Paying Agent of the extended Commitment Termination Date if such extended date has been agreed in writing by the SPV, the Administrative Agent and the Committed Purchasers. For the avoidance of doubt and notwithstanding anything in any Transaction Document to the contrary, no Committed Purchaser shall have any obligation to renew its Commitment.

2.2	Schedule 1 to the Master Framework Agreement shall be amended in its entirety and replaced with Annex A attached hereto.
3.	EFFECTIVENESS
3.1	Effective Date

Subject to Clause 3.3 below, this Amendment shall become effective on the date hereof (the “Effective Date”), provided that the Administrative Agent shall have received each of the following:

(a)	a counterpart (or counterparts) of this Amendment executed and delivered by each of the Parties; and

(b)	a counterpart (or counterparts) of the Purchaser Fee Letter, dated as of the date hereof (the “Purchaser Fee Letter”), by and among the Parent, BNPP, Matchpoint, the ING Purchaser Agent and Mont Blanc executed and delivered by each of the parties thereto.

All covenants, agreements, representations and warranties made herein and in the Master Framework Agreement shall survive the execution and delivery of this Amendment and shall continue in full force and effect.

3.2	Status

This Amendment is designated as a Transaction Document.

3.3	Continuing effect; Further Assurances
(a)	On the Effective Date, and immediately following receipt of the items specified in Clause 3.1 above, the amendments and modifications to the Master Framework Agreement shall be, and shall be deemed to be, effective, modified and amended in accordance herewith and, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to the modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be a part of the respective terms and conditions of the Master Framework Agreement for any and all purposes.
(b)	Except as modified and expressly amended by this Amendment, the Master Framework Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.
(c)	Nothing in this Amendment shall constitute an amendment, waiver, consent or release of any right or remedy of the Administrative Agent, any Purchaser or any other Secured Party under the Transaction Documents nor otherwise prejudice the right or remedy of the Administrative Agent, any Purchaser or any other Secured Party under any Transaction Document and each of the Administrative Agent, any Purchaser or any other Secured Party reserves any other right or remedy it may have now or subsequently under the Transaction Documents.
4.	CERTAIN Representations/Reaffirmations
4.1	The SPV and each Arrow Party that is a party hereto hereby represents and warrants to each of the other Parties that:
(a)	the representations and warranties made by it in each of the Transaction Documents to which it is a party are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the Effective Date unless such representations and warranties by their terms refer to an earlier date, in which case they were true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of such earlier date;
(b)	the execution and delivery by it of this Amendment and the performance of its obligations under this Amendment, the Master Framework Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Master Framework Agreement (as amended hereby) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(c)	immediately before and after giving effect to this Amendment, no Early Amortisation Event, Potential Event of Default, Event of Default, Potential Servicer Default or Servicer Default has occurred and is continuing.
4.2	By its signature below, the Parent hereby affirms, agrees and acknowledges, as of the Effective Date, that (a) all of the terms and conditions set forth in the Parent Undertaking Agreement and all of the covenants made by the Parent therein are hereby confirmed and ratified, and (b) all of its obligations under the Parent Undertaking Agreement shall continue and remain in full force and effect, notwithstanding the amendments set forth in Clause 2 (Amendments to the Master Framework Agreement) of this Amendment.
5.	Confirmations

The SPV confirms to the Administrative Agent, each Purchaser Agent and each other Secured Party that:

(a)	its obligations under, and the Security granted by it in and pursuant to, the Security Documents are not discharged or otherwise affected by the amendments contained in or the other provisions of this Amendment and shall accordingly remain in full force and effect; and
(b)	the Secured Liabilities (as defined in each Security Document) shall after the Effective Date extend to the obligations of the SPV under the Receivables Transfer Agreement and under any other Transaction Documents.
6.	Miscellaneous
6.1	Costs and Expenses

The SPV shall promptly on demand pay (or cause to be paid) the Administrative Agent, each Purchaser and each other Secured Party the amount of all costs and expenses (including legal fees) incurred by any of them in connection with the negotiation, preparation, printing and execution of this Amendment and any other documents referred to in this Amendment. The SPV shall pay (or cause to be paid) all costs and expenses (including legal fees) referred to in the immediately preceding sentence and invoiced on or prior to the date hereof within thirty (30) days of the Effective Date.

6.2	Counterparts

This Amendment may be executed in any number of counterparts, and this has the same effect as if the signatures (and if applicable, seals) on the counterparts were on a single copy of this Amendment.  Delivery by electronic mail of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart of this Amendment.

6.3	Third Party Rights

Except in respect of the Secured Parties not party to this Amendment, which Persons (including, for the avoidance of doubt, their respective successors and permitted assigns) are intended to have the benefit of (but shall not enforce other than via the Administrative Agent) this Amendment pursuant to the Contracts (Rights of Third Parties) Act 1999, a Person who is not a Party has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Amendment.

6.4	Notices

The provisions of Clause 4.1 (Notices) of the Master Framework Agreement shall apply to this Amendment as if set out in full again here, with such changes as are appropriate to fit this context.

6.5	GOVERNING LAW

This Amendment and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of England.

6.6	Jurisdiction of the English Courts
(a)	The Parties agree that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Amendment (including Clause 6.5 (Governing Law) and this Clause 6.6), or the transactions contemplated hereby, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.
(b)	Each Party for itself irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 6.6(a) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Amendment, or the transactions contemplated hereby and agrees not to claim that any such court is not a convenient or appropriate forum.
6.7	Limited Recourse and No Proceedings
(a)	Limited Recourse to the SPV. Notwithstanding anything to the contrary contained in this Amendment, the obligations of the SPV under this Amendment are solely the corporate obligations of the SPV and shall be payable solely to the extent of funds available to the SPV to satisfy such obligation in accordance with the Priority of Payments and to the extent that such funds are insufficient, any undischarged claims shall be extinguished.
(b)	No Proceedings against the SPV. No party to this Amendment may, prior to the date which is two (2) years and one (1) day after the Final Payout Date, institute against, or join any other Person in instituting against, the SPV any proceeding of a type referred to in the definition of Event of Insolvency.
(c)	Limited Recourse to the Conduit Purchasers. The obligations of each Conduit Purchaser under this Amendment are solely the corporate obligations of such Conduit Purchaser and are payable solely to the extent of available funds pursuant to the Programme Documents (as defined below). No recourse shall be had for the payment of any amount owing by any Conduit Purchaser under this Amendment or for the payment by such Conduit Purchaser of any fee in respect hereof or any other obligation or claim of or against such Conduit Purchaser arising out of or based upon this Amendment, against any employee, director, officer, member, manager or affiliate of such Conduit Purchaser; provided, however, that the foregoing shall not relieve any such Person of any liability they might have as a result of fraudulent acts or omissions committed by them. Each party hereto agrees that each Conduit Purchaser shall be liable for any claims that it may have against such Conduit Purchaser only to the extent that such Conduit Purchaser has funds available for such purpose in accordance with the programme documents in respect of its asset-backed commercial paper notes issuance programme (“Programme Documents”) and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with the Programme Documents such claims shall be extinguished. The provisions of this Clause 6.7(c) will survive the termination of this Amendment.
(d)	No Proceedings against the Conduit Purchasers. Each party hereto agrees that it shall not institute against, or join any Person in instituting against, any Conduit Purchaser any bankruptcy, examinership, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any bankruptcy or similar law of any jurisdiction, for two (2) years and one (1) day after (i) the latest maturing commercial paper note of any series (as set out in the Programme Documents of such Conduit Purchaser) or (ii) the latest maturing medium term note of such Conduit Purchaser, if any, is paid in full. This Clause 6.7(d) shall survive termination of this Amendment.
6.8	Binding Effect

This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided that the SPV may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Majority Purchasers.

6.9	Partial Invalidity

If, at any time, any provision of this Amendment is or becomes illegal, invalid or unenforceable in any respect under any Law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the Law of any other jurisdiction will in any way be affected or impaired.

6.10	Instruction to Security Trustee and Paying Agent

The Administrative Agent (at the direction of the Specified Purchasers, which each Specified Purchaser provides by entering into this Amendment) hereby instructs the Security Trustee and the Paying Agent (and instructs the SPV to instruct the Paying Agent, which the SPV does by entering into this Amendment) to execute and deliver this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been executed as a deed by the parties hereto on the date first above written.

ARROW EMEA FUNDING CORP B.V., as the SPV By: Intertrust Management B.V., as Managing Director

By:	/s/ Edwin van Ankeren
Name: Edwin van Ankeren Title: Director

By:	/s/ Marnix Knol
Name: Marnix Knol Title: Proxyholder

ARROW CENTRAL EUROPE GMBH, as Originator, Agent Servicer and SPV Servicer

By:	/s/ Matthew Senko
Name: Mathew Senko Title: VP, Legal Affairs and Assistant Secretary

By:	/s/ Brad Windbigler
Name: Brad Windbigler Title: Vice President, Treasurer

ORIGINATOR, AGENT SERVICER, SPV SERVICER

EXECUTED as a deed by __Matthew Senko____,)

duly authorised for and on behalf)
of ARROW ELECTRONICS (UK))

LIMITED)

EXECUTED as a deed by    Brad Windbigler___,)

duly authorised for and on behalf)
of ARROW ELECTRONICS (UK))

LIMITED

ARROW ELECTRONICS, INC., as the Parent

By:	/s/ Matthew Senko
Name: Mathew Senko Title: VP, Legal Affairs and Assistant Secretary

By:	/s/ Brad Windbigler
Name: Brad Windbigler Title: Vice President, Treasurer

Administrative Agent, Committed Purchaser and Purchaser Agent for the BNPP Purchaser Group

Executed as a deed by BNP Paribas, a company incorporated in France, acting by

Emile Astier ____ and __Baptiste Ranjard___ who, in accordance with the laws of that territory, are acting under the authority of that company.

Signature in the name of the company:                             BNP Paribas

Signature of _Emile Astier___     _____:

Signature of _Ranjard Baptiste _____:

CONDUIT PURCHASER

SIGNED AND DELIVERED for and on

behalf of and as the deed of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY by its lawfully appointed attorney in the presence of:

____________________________

(Witness’ Signature)

____________________________

____________________________

(Witness’ Address)

____________________________

(Witness’ Occupation)

_/s/_John Hetherington_________ Signature ___ John Hetherington _________ Print Name of Attorney

Purchaser Agent for the ING Purchaser Group

ING Belgium S.A./N.V.

By:	/s/ Ellen Aelvoet
Name: Ellen Aelvoet Title: Head of WB BeLux

By:	/s/ Hans De Munck
Name: Hans De Munck Title: CFO

MONT BLANC CAPITAL CORP, as a Committed Purchaser and as a Conduit Purchaser

By:	/s/ Dennis Strid
Name: Dennis Strid Title: Vice President
By:	/s/ Sandeep Srinath
Name: Sandeep Srinath Title: Managing Director

U.S. BANK TRUSTEES LIMITED, as the Security Trustee

By:	/s/ James Preuss
Name: James Preuss Title: Authorised Signatory
By:	/s/ Chris Yates
Name: Chris Yates Title: Authorised Signatory

U.S. BANK EUROPE DAC (F/K/A ELAVON FINANCIAL SERVICES DAC), as the Paying Agent

By:	/s/ James Preuss
Name: James Preuss Title: Authorised Signatory
By:	/s/ Chris Yates
Name: Chris Yates Title: Authorised Signatory

ANNEX A to Amendment No. 2 to Master Framework Agreement

SCHEDULE 1
ADDRESS AND PAYMENT INFORMATION

If to the SPV:

Arrow EMEA Funding Corp B.V.

Basisweg 10

1043 AP Amsterdam

The Netherlands

Attention: EMEA Securitization

E-mail addresses: [*****]

Payment Information:

If in Euros:

[*****]

If in Dollars:

[*****]

If in Pounds:

[*****]

If to the Administrative Agent:

BNP Paribas, as Administrative Agent

16 boulevard des Italiens

75009 Paris

France

Attention: [*****]

E-mail addresses: [*****]

If to the BNP Purchaser Group Committed Purchaser and Purchaser Agent:

BNP Paribas, as Administrative Agent

16 boulevard des Italiens

75009 Paris

France

Attention: [*****]

E-mail addresses: [*****]

If to the BNP Purchaser Group Conduit Purchaser:

Matchpoint Finance plc

Charlotte House, Charlemont Street

Dublin 2

Republic of Ireland

Attention: The Directors

E-mail addresses: [*****]

Tel. No.: [*****]

Facsimile No.: [*****]

and with a copy to:

BNP Paribas, London Branch, as Administrator

10 Harewood Avenue

London NW1 6AA

United Kingdom

Attention: Asset Finance & Securitisation – Portfolio Management, Servicing

Tel. No.: [*****]

Facsimile No.: [*****]

E-mail addresses: [*****]

Payment Information:

[*****]

If to the ING Purchaser Group Purchaser Agent:

ING Belgium S.A./N.V.

Marnixlaan 24

1000 Brussels, Belgium

Attention: [*****]

E-mail addresses: [*****]

If to the ING Purchaser Group Committed Purchaser or Conduit Purchaser:

Mont Blanc Capital Corp

c/o ING Capital LLC

1133 Avenue of the Americas

New York, NY 10036

Attention: [*****]

E-mail addresses: [*****]

Payment Information:

[*****]

If to the English Agent Servicer, the English SPV Servicer or the English Originator:

Arrow Electronics (UK) Limited

Kao 1, Kao Park, Hockham Way

Harlow, Essex UK CM17 9NA

Attention: [*****]

E-mail addresses: [*****]

Payment Information:

[*****]

If to the German Agent Servicer, the German SPV Servicer or the German Originator:

Arrow Central Europe GmbH

Frankfurter Strasse 211,

D-63263 Neu-Isenburg,

Germany

Attention: EMEA Securitization

E-mail addresses: [*****]

Payment Information:

[*****]

If to the Guarantor or the Parent:

Arrow Electronics, Inc.

9201 E. Dry Creek Road

Centennial, CO, USA 80113

Attention: EMEA Securitization

E-mail addresses: [*****]

If to the Subordinated Lender:

Arrow Electronics FC B.V.

Elzenkade 1

3992 AD Houten

The Netherlands

Attention: EMEA Securitization

E-mail addresses: [*****]

Payment Information:

[*****]

If to the Security Trustee:

U.S. Bank Trustees Limited

125 Old Broad Street, Fifth Floor

London EC2N 1AR

United Kingdom

Attention: Structured Finance Relationship Management

Facsimile No.: [*****]

E-mail addresses: [*****]

If to the Paying Agent:

U.S. Bank Europe DAC

Building 8, Cherrywood Business Park
Loughlinstown, Dublin 18

D18 W319, Ireland

Attention: Structured Finance Agency Services

Facsimile No.: [*****]

E-mail addresses: [*****]

Payment Information:

[*****]

If to the Corporate Services Provider:

Intertrust Management B.V.

Basisweg 10

1043 AP Amsterdam, the Netherlands

Attention: the Directors

E-mail addresses: [*****]